Exhibit 99.2

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On July 31, 2013, PTGi, PTHI, Primus Telecommunications International, Inc. and Lingo Holdings, Inc., direct or indirect wholly owned subsidiaries of PTGi, completed the sale of all of the outstanding equity of each of Lingo, Inc. (“Lingo”), iPrimus, USA, Inc. (“iPrimus”), 3620212 Canada Inc. (“Primus Canada”), PTCI, Telesonic Communications Inc. (“Telesonic”), and Globility Communications Corporation (“Globility”, and together with Lingo, iPrimus, Primus Canada, PTCI and Telesonic, the “Companies”), indirect or direct wholly owned subsidiaries of PTGi, to PTUS, Inc. and PTCAN, Inc., affiliates of York Capital Management, an investment firm, for approximately US$126 million (the “Transaction”). Prior to the disposition, the Companies conducted PTGi’s retail telecommunications operations in the United States and Canada. Such operations represented 87.1% of PTGi’s net revenue for the year ended December 31, 2012.

The sale of all of the outstanding equity of Primus Telecommunications, Inc. to US Acquireco for approximately $3 million will be completed at a later date once required regulatory approvals for the sale have been obtained.

The following unaudited pro forma consolidated financial information is presented to illustrate the effect of the Company’s disposition of BLACKIRON Data (on April 17, 2013) and North America Telecom on its historical financial position and operating results. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 is based on the historical statements of the Company as of March 31, 2013 after giving effect to the transactions as if the dispositions had occurred on March 31, 2013. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and 2012 and years ended December 31, 2012, 2011 and 2010 are based on the historical financial statements of the Company after giving effect to the transactions as if the dispositions had occurred on January 1, 2010. The unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2012 Annual Report on Form 10–K, filed on March 14, 2013 and March 31, 2013 Quarterly Report on Form 10-Q, filed on May 10, 2013.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transaction occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported March 31,	Pro Forma Adjustments						Pro Forma March 31,
		Standalone BLACKIRON Data	Standalone North America Telecom		Other
	2013	Operations (a)	Operations (b)		Adjustments			2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,844	$(327)	$(3,755 (917	) ) (c)	$169,250 112,138 (132,672)		(d) (e) (k)	$157,561
Accounts receivable, prepaid expenses and other current assets	23,937	(2,790)	(20,360)		—			787
Assets held for sale	39,284	—	—		—			39,284

Total current assets	77,065	(3,117)	(25,032)		148,716			197,632
RESTRICTED CASH	832	(74)	(758)		—			—
PROPERTY AND EQUIPMENT –Net	66,198	(33,750)	(31,763)		—			685
GOODWILL	60,085	(20,187)	(13,225)		(26,673)		(f)	—
OTHER INTANGIBLE ASSETS –Net	60,265	(4,392)	(28,873)		(27,000)		(g)	—
OTHER ASSETS	23,343	—	(881 (28	) ) (c)	19,556 15,250 (20,976)		(h) (i) (k)	36,264

TOTAL ASSETS	$287,788	$(61,520)	$(100,560)		$108,873			$234,581

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable, accrued interconnection costs, accrued expenses and other current liabilities	$30,872	$(8,054)	$(20,446)		$—			$2,372
Deferred revenue	8,293	(544)	(7,749)		—			—
Accrued income taxes	7,701	—	(3,464)		(3,628)		(j)	609
Accrued interest	4,926	—	(31	) (c)	(4,895)		(k)	—
Current portion of long-term obligations	54	(29)	(25)		—			—
Liabilities held for sale	18,840	—	—		—			18,840

Total current liabilities	70,686	(8,627)	(31,715)		(8,523)			21,821
LONG-TERM OBLIGATIONS	127,069	(26)	(824	) (c)	(126,219)		(k)	—
CONTINGENT VALUE RIGHTS	14,792	—	—		(14,792)		(l)	—
OTHER LIABILITIES	12,142	—	(1,215)		(10,503)		(g)	424

Total liabilities	224,689	(8,653)	(33,754)		(160,037)			22,245
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock	—	—	—		—			—
Common stock	14	—	—		—			14
Additional paid-in capital	98,662	—	—		—			98,662
Accumulated deficit	(26,410)	(52,867)	(66,716 (90	) ) (c)	169,250 112,138 (26,673 (16,497 19,556 15,250 3,628 (22,534 14,792	) ) )	(d) (e) (f) (g) (h) (i) (j) (k) (l)	122,827
Treasury stock, at cost	(378)	—	—		—			(378)
Accumulated other comprehensive loss	(8,789)	—	—		—			(8,789)

Total stockholders’ equity	63,099	(52,867)	(66,806)		268,910			212,336

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$287,788	$(61,520)	$(100,560)		$108,873			$234,581

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Three Months Ended March 31, 2013	Pro Forma Adjustments		Other Adjustments (o)	Pro Forma Three Months Ended March 31, 2013
		Standalone BLACKIRON Data Operations (m)	Standalone North America Telecom Operations (n)

NET REVENUE	$60,883	$(9,633)	$(51,250)	$—	$—
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	29,470	(4,438)	(25,032)	—	—
Selling, general and administrative	22,575	(2,227)	(15,903)	—	4,445
Depreciation and amortization	6,600	(1,667)	(4,932)	—	1

Total operating expenses	58,645	(8,332)	(45,867)	—	4,446

INCOME (LOSS) FROM OPERATIONS	2,238	(1,301)	(5,383)	—	(4,446)
INTEREST EXPENSE	(4,216)	1	81	—	(4,134)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(32)	—	—	—	(32)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	—	—	—	—	—
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	112	—	—	—	112
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	18	(1)	(18)	—	(1)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	1	—	77	(174)	(96)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,879)	(1,301)	(5,243)	(174)	(8,597)
INCOME TAX BENEFIT (EXPENSE)	(50)	(168)	107	—	(111)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,929)	(1,469)	(5,136)	(174)	(8,708)
Less: Net (income) loss attributable to the noncontrolling interest	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(1,929)	$(1,469)	$(5,136)	$(174)	$(8,708)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(0.14)				$(0.63)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(0.14)				$(0.63)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	13,909				13,909

Diluted	13,909				13,909

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Three Months Ended March 31, 2012	Pro Forma Adjustments		Other Adjustments (o)	Pro Forma Three Months Ended March 31, 2012
		Standalone BLACKIRON Data Operations (m)	Standalone North America Telecom Operations (n)

NET REVENUE	$68,002	$(8,197)	$(59,805)	$—	$—
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	33,505	(3,377)	(30,128)	—	—
Selling, general and administrative	27,156	(1,310)	(19,056)	—	6,790
Depreciation and amortization	7,597	(2,180)	(5,416)	—	1
(Gain) loss on sale or disposal of assets	43	—	—	—	43

Total operating expenses	68,301	(6,867)	(54,600)	—	6,834

INCOME (LOSS) FROM OPERATIONS	(299)	(1,330)	(5,205)	—	(6,834)
INTEREST EXPENSE	(6,879)	—	62	—	(6,817)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(57)	—	—	—	(57)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(7,190)	—	—	—	(7,190)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	4	—	(2)	—	2
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	1,951	—	(71)	(1,882)	(2)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(12,470)	(1,330)	(5,216)	(1,882)	(20,898)
INCOME TAX BENEFIT (EXPENSE)	1,106	—	(1,352)	—	(246)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(11,364)	(1,330)	(6,568)	(1,882)	(21,144)
Less: Net (income) loss attributable to the noncontrolling interest	(106)	—	106	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(11,470)	$(1,330)	$(6,462)	$(1,882)	$(21,144)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(0.84)				$(1.54)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(0.84)				$(1.54)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	13,744				13,744

Diluted	13,744				13,744

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Year Ended	Pro Forma Adjustments			Pro Forma Year Ended
		Standalone BLACKIRON Data	Standalone North America Telecom	Other
	December 31, 2012	Operations (m)	Operations (n)	Adjustments (o)	December 31, 2012
NET REVENUE	$260,554	$(33,734)	$(226,820)	$—	$—
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	125,263	(14,980)	(110,283)	—	—
Selling, general and administrative	102,760	(5,742)	(72,353)	—	24,665
Depreciation and amortization	31,023	(6,675)	(24,345)	—	3
(Gain) loss on sale or disposal of assets	171	—	(130)	—	41
Asset impairment expense	10,000	—	—	—	10,000

Total operating expenses	269,217	(27,397)	(207,111)	—	34,709

INCOME (LOSS) FROM OPERATIONS	(8,663)	(6,337)	(19,709)	—	(34,709)
INTEREST EXPENSE	(23,934)	—	185	—	(23,749)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(201)	—	2	—	(199)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	(21,682)	—	—	—	(21,682)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	1,292	—	—	—	1,292
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	86	—	76	—	162
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	2,739	—	(41)	(2,393)	305

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(50,363)	(6,337)	(19,487)	(2,393)	(78,580)
INCOME TAX BENEFIT (EXPENSE)	4,518	—	(1,386)	—	3,132

INCOME (LOSS) FROM CONTINUING OPERATIONS	(45,845)	(6,337)	(20,873)	(2,393)	(75,448)
Less: Net (income) loss attributable to the noncontrolling interest	18	—	(18)	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(45,827)	$(6,337)	$(20,891)	$(2,393)	$(75,448)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(3.31)				$(5.45)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(3.31)				$(5.45)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	13,844				13,844

Diluted	13,844				13,844

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Year Ended	Pro Forma Adjustments			Pro Forma Year Ended
		Standalone BLACKIRON Data	Standalone North America Telecom	Other
	December 31, 2011	Operations (m)	Operations (n)	Adjustments (o)	December 31, 2011
NET REVENUE	$291,386	$(30,791)	$(260,023)	$—	$572
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	143,347	(12,823)	(130,524)	—	—
Selling, general and administrative	110,711	(5,526)	(84,161)	—	21,024
Depreciation and amortization	35,371	(5,955)	(29,401)	—	15
(Gain) loss on sale or disposal of assets	(12,948)	—	13,105	—	157
Asset impairment expense	—	—	—	—	—

Total operating expenses	276,481	(24,304)	(230,981)	—	21,196

INCOME (LOSS) FROM OPERATIONS	14,905	(6,487)	(29,042)	—	(20,624)
INTEREST EXPENSE	(30,811)	—	3,609	—	(27,202)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(213)	—	38	—	(175)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	(7,346)	—	—	—	(7,346)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	2,902	—	—	—	2,902
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	1,265	—	834	—	2,099
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	(2,426)	—	(1,454)	3,221	(659)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(21,724)	(6,487)	(26,015)	3,221	(51,005)
INCOME TAX BENEFIT (EXPENSE)	(1,282)	—	216	—	(1,066)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(23,006)	(6,487)	(25,799)	3,221	(52,071)
Less: Net (income) loss attributable to the noncontrolling interest	(5,461)	—	5,461	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(28,467)	$(6,487)	$(20,338)	$3,221	$(52,071)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(2.19)				$(4.01)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(2.19)				$(4.01)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	12,994				12,994

Diluted	12,994				12,994

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Year Ended	Pro Forma Adjustments			Pro Forma Year Ended
		Standalone BLACKIRON Data	Standalone North America Telecom	Other
	December 31, 2010	Operations (m)	Operations (n)	Adjustments (o)	December 31, 2010
NET REVENUE	$282,017	$(27,068)	$(254,841)	$—	$108
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	134,892	(11,457)	(123,435)	—	—
Selling, general and administrative	113,008	(4,997)	(88,838)	—	19,173
Depreciation and amortization	40,177	(5,710)	(34,484)	—	(17)
(Gain) loss on sale or disposal of assets	(196)	—	196	—	—
Asset impairment expense	—	—	—	—	—

Total operating expenses	287,881	(22,164)	(246,561)	—	19,156

INCOME (LOSS) FROM OPERATIONS	(5,864)	(4,904)	(8,280)	—	(19,048)
INTEREST EXPENSE	(35,331)	—	7,003	—	(28,328)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(183)	—	65	—	(118)
GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	164	—	(72)	—	92
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(13,737)	—	—	—	(13,737)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	(167)	—	(69)	—	(236)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	6,570	—	(2,362)	(1,493)	2,715

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(48,548)	(4,904)	(3,715)	(1,493)	(58,660)
REORGANIZATION ITEMS, net	1	—	—	—	1

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(48,547)	(4,904)	(3,715)	(1,493)	(58,659)
INCOME TAX BENEFIT (EXPENSE)	6,515	—	(7,559)	—	(1,044)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(42,032)	(4,904)	(11,274)	(1,493)	(59,703)
Less: Net (income) loss attributable to the noncontrolling interest	105	—	(105)	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(41,927)	$(4,904)	$(11,379)	$(1,493)	$(59,703)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(4.31)				$(6.14)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(4.31)				$(6.14)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	9,721				9,721

Diluted	9,721				9,721

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 includes the following adjustments:

(a)	To reflect the disposition of BLACKIRON Data’s specified balance sheet accounts as of March 31, 2013.

(b)	To reflect the disposition of North America Telecom’s specified balance sheet accounts as of March 31, 2013.

(c)	To reflect the repurchase of the Company’s 13% Senior Secured Notes due 2016 held by North America Telecom. The amount includes the outstanding principal balance, prepayment premium and accrued interest as of March 31, 2013. In addition, the unamortized deferred financing costs in Other Assets and unamortized debt discount within Long-term Obligations are written off.

(d)	To reflect the cash received from Rogers Communications Inc. for the sale of BLACKIRON Data, net of transaction costs directly related to the sale and amounts deposited into escrow.

(e)	To reflect the cash received from York Capital Management for the sale of North America Telecom, net of transaction costs directly related to the sale and amounts deposited into escrow.

(f)	To reflect the impairment of the remaining carrying value of goodwill of the US reporting unit. The fair value of goodwill is measured by the operations of the US retail portion of the North America Telecom operating segment.

(g)	To reflect the sale of the Company’s trade names attributable to North America Telecom, net of deferred taxes, to York Capital Management.

(h)	To reflect the amount of proceeds deposited into escrow and recognition of a gain on the BLACKIRON Data sale.

(i)	To reflect the amount of proceeds deposited into escrow and recognition of a gain on the North America Telecom sale.

(j)	To reflect the removal of accrued withholding taxes recorded by the parent on royalty fees due from North America Telecom. The parent is not liable for these taxes as the intercompany balances will not be settled in cash.

(k)	To reflect the repurchase of the Company’s 10% Senior Secured Notes due 2017, 10% Senior Secured Exchange Notes due 2017 and 13% Senior Secured Notes due 2016 held by its corporate entities. The amount includes the outstanding principal balance; prepayment premium, if applicable; and accrued interest as of March 31, 2013. In addition, the unamortized deferred financing costs in Other Assets and unamortized debt discount within Long-term Obligations are written off.

(l)	To reflect the expiration of the Contingent Value Rights.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and 2012 and years ended December 31, 2012, 2011 and 2010 include the following adjustments:

(m)	To reflect the removal of the operating results of BLACKIRON Data as if the transaction occurred on January 1, 2010.

(n)	To reflect the removal of the operating results of North America Telecom as if the transaction occurred on January 1, 2010.

(o)	To reflect the removal of foreign exchange gains and losses on intercompany balances with North America Telecom that had been recorded at the parent level.